Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2022

•Diluted EPS of $0.90; $0.92, as adjusted
•Operating margin of 40.9%; 42.8%, as adjusted
•Ending AUM of $79.2 billion; average AUM of $89.7 billion
•Net outflows of $598 million

NEW YORK, NY, October 19, 2022—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the quarter ended September 30, 2022.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2022	June 30, 2022	$ Change	% Change
U.S. GAAP
Revenue	$139,951	$147,431	$(7,480)	(5.1%)
Expenses	$82,770	$86,437	$(3,667)	(4.2%)
Operating income	$57,181	$60,994	$(3,813)	(6.3%)
Non-operating income (loss) (1)	$(1,974)	$(25,002)	$23,028	92.1%
Net income attributable to common stockholders	$44,570	$51,956	$(7,386)	(14.2%)
Diluted earnings per share	$0.90	$1.06	$(0.16)	(14.4%)
Operating margin	40.9%	41.4%	N/A	(51 bps)

As Adjusted (2)
Net income attributable to common stockholders	$45,167	$47,202	$(2,035)	(4.3%)
Diluted earnings per share	$0.92	$0.96	$(0.04)	(4.5%)
Operating margin	42.8%	43.3%	N/A	(47 bps)
_________________________
(1)Includes amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	September 30, 2022	June 30, 2022	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$71,434	$75,785	$(4,351)	(5.7%)
Institutional accounts	32,500	34,429	$(1,929)	(5.6%)
Closed-end funds	26,951	27,441	$(490)	(1.8%)
Total	130,885	137,655	$(6,770)	(4.9%)
Distribution and service fees	8,557	9,005	$(448)	(5.0%)
Other	509	771	$(262)	(34.0%)
Total revenue	$139,951	$147,431	$(7,480)	(5.1%)

•The decrease in total investment advisory and administration fees and distribution and service fees from the second quarter of 2022 was primarily due to lower average assets under management across all three investment vehicles, partially offset by one additional day in the third quarter.

Expenses

(in thousands)	Three Months Ended
	September 30, 2022	June 30, 2022	$ Change	% Change
Employee compensation and benefits	$51,669	$53,857	$(2,188)	(4.1%)
Distribution and service fees	16,418	18,236	$(1,818)	(10.0%)
General and administrative	13,548	13,238	$310	2.3%
Depreciation and amortization	1,135	1,106	$29	2.6%
Total expenses	$82,770	$86,437	$(3,667)	(4.2%)

•Employee compensation and benefits decreased from the second quarter of 2022, primarily due to lower incentive compensation of $1.3 million and lower severance expense of $1.0 million, partially offset by higher salaries of $552,000;
•Distribution and service fees decreased from the second quarter of 2022, primarily due to lower average assets under management in U.S. open-end funds as well as a shift in the composition of assets under management into lower cost share classes; and
•General and administrative expenses increased from the second quarter of 2022, primarily due to higher hosted conferences of $158,000 and an increase in travel and entertainment of $157,000.

Operating Margin
Operating margin was 40.9% for the third quarter of 2022, compared with 41.4% for the second quarter of 2022. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2022
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$746	$359	$436		$1,541
Gain (loss) from investments—net	(7,185)	(2,099)	3,364	(1)	(5,920)
Foreign currency gain (loss)—net	(1,215)	(3)	3,623		2,405
Total non-operating income (loss)	(7,654)	(1,743)	7,423		(1,974)
Net (income) loss attributable to redeemable noncontrolling interests	4,956	—	—		4,956
Non-operating income (loss) attributable to the company	$(2,698)	$(1,743)	$7,423		$2,982
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to hedge a portion of the market risk of the company's seed investments including both consolidated investment vehicles and corporate seed investments.

(in thousands)	Three Months Ended
	June 30, 2022
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$1,499	$292	$97		$1,888
Gain (loss) from investments—net	(29,558)	(2,461)	3,446	(1)	(28,573)
Foreign currency gain (loss)—net	(623)	(5)	2,311		1,683
Total non-operating income (loss)	(28,682)	(2,174)	5,854		(25,002)
Net (income) loss attributable to redeemable noncontrolling interests	25,807	—	—		25,807
Non-operating income (loss) attributable to the company	$(2,875)	$(2,174)	$5,854		$805
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to hedge a portion of the market risk of the company's seed investments including both consolidated investment vehicles and corporate seed investments.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	September 30, 2022	June 30, 2022
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.1	3.1
Non-deductible executive compensation	1.6	1.6
Excess tax benefits related to the vesting and delivery of restricted stock units	—	0.2
Unrecognized tax benefit adjustments	0.1	(10.1)
Other	0.1	0.1
Effective income tax rate	25.9%	15.9%

Assets Under Management

	As of		Change
(in millions)	September 30, 2022	June 30, 2022	$	%
By Investment Vehicle
Open-end funds	$37,346	$41,583	$(4,237)	(10.2%)
Institutional accounts	30,867	34,506	$(3,639)	(10.5%)
Closed-end funds	10,985	11,773	$(788)	(6.7%)
Total	$79,198	$87,862	$(8,664)	(9.9%)

By Investment Strategy
U.S. real estate	$34,696	$40,178	$(5,482)	(13.6%)
Preferred securities	20,519	21,449	$(930)	(4.3%)
Global/international real estate	13,871	15,709	$(1,838)	(11.7%)
Global listed infrastructure	8,030	8,574	$(544)	(6.3%)
Other	2,082	1,952	$130	6.7%
Total	$79,198	$87,862	$(8,664)	(9.9%)

Assets under management at September 30, 2022 were $79.2 billion, a decrease of 9.9% from $87.9 billion at June 30, 2022. The decrease was due to net outflows of $598 million, market depreciation of $7.4 billion and distributions of $680 million.
Open-end Funds
Assets under management in open-end funds at September 30, 2022 were $37.3 billion, a decrease of 10.2% from $41.6 billion at June 30, 2022. The decrease was primarily due to the following:
•Net outflows of $793 million from U.S. real estate, partially offset by net inflows of $209 million into real assets multi-strategy (included in "Other" in the table above);
•Market depreciation of $2.4 billion from U.S. real estate and $347 million from global/international real estate; and
•Distributions of $150 million from preferred securities and $140 million from U.S. real estate. Of these distributions, $246 million was reinvested.
Institutional Accounts
Assets under management in institutional accounts at September 30, 2022 were $30.9 billion, a decrease of 10.5% from $34.5 billion at June 30, 2022. The decrease was primarily due to the following:
•Advisory:
◦Net outflows of $478 million from U.S. real estate and $142 million from preferred securities, partially offset by net inflows of $168 million into global listed infrastructure and $144 million into global/international real estate; and
◦Market depreciation of $941 million from global/international real estate and $605 million from U.S. real estate.

•Japan subadvisory:
◦Net inflows of $143 million into U.S. real estate;
◦Market depreciation of $659 million from U.S. real estate and $256 million from global/international real estate; and
◦Distributions of $222 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net inflows of $188 million into U.S. real estate; and
◦Market depreciation of $410 million from global/international real estate and $132 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at September 30, 2022 were $11.0 billion, a decrease of 6.7% from $11.8 billion at June 30, 2022. The decrease was primarily due to market depreciation of $647 million and distributions of $152 million.

Investment Performance at September 30, 2022

Investment performance

% of total AUM in outperforming strategies[1]

	9/30/2021	6/30/2022	9/30/2022
1-Year	79%	93%	81%
3-Year	100%	100%	100%
5-Year	100%	99%	100%
10-Year	100%	100%	100%

% of U.S. open-end fund AUM rated 4 or 5 stars by Morningstar[2]

88%
98%
97%
9/30/2021
6/30/2022
9/30/2022

_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2022. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2022, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $269.9 million, compared with $227.7 million as of June 30, 2022. As of September 30, 2022, stockholders' equity was $313.8 million, compared with $289.4 million as of June 30, 2022, and the company had no debt.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, October 20, 2022 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-926-9795 (U.S.) or +1-212-231-2921 (international); passcode: 22020911. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings archive.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on October 20, 2022 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 22020911. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company’s current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2021 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2022	June 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021
Revenue:
Investment advisory and administration fees	$130,885	$137,655	$143,638
Distribution and service fees	8,557	9,005	9,900
Other	509	771	649
Total revenue	139,951	147,431	154,187	(5.1%)	(9.2%)
Expenses:
Employee compensation and benefits	51,669	53,857	53,092
Distribution and service fees	16,418	18,236	19,906
General and administrative	13,548	13,238	11,981
Depreciation and amortization	1,135	1,106	977
Total expenses	82,770	86,437	85,956	(4.2%)	(3.7%)
Operating income	57,181	60,994	68,231	(6.3%)	(16.2%)
Non-operating income (loss):
Interest and dividend income—net	1,541	1,888	719
Gain (loss) from investments—net	(5,920)	(28,573)	(418)
Foreign currency gain (loss)—net	2,405	1,683	945
Total non-operating income (loss)	(1,974)	(25,002)	1,246	92.1%	*
Income before provision for income taxes	55,207	35,992	69,477	53.4%	(20.5%)
Provision for income taxes	15,593	9,843	18,090
Net income	39,614	26,149	51,387	51.5%	(22.9%)
Net (income) loss attributable to redeemable noncontrolling interests	4,956	25,807	96
Net income attributable to common stockholders	$44,570	$51,956	$51,483	(14.2%)	(13.4%)

Earnings per share attributable to common stockholders:
Basic	$0.91	$1.06	$1.06	(14.2%)	(14.2%)
Diluted	$0.90	$1.06	$1.05	(14.4%)	(13.5%)

Weighted average shares outstanding:
Basic	48,815	48,805	48,386
Diluted	49,317	49,208	49,262
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2022	September 30, 2021	% Change
Revenue:
Investment advisory and administration fees	$412,209	$394,907
Distribution and service fees	27,431	27,371
Other	1,931	1,925
Total revenue	441,571	424,203	4.1%
Expenses:
Employee compensation and benefits	160,269	152,095
Distribution and service fees	68,605	55,260
General and administrative	40,296	33,821
Depreciation and amortization	3,235	3,161
Total expenses	272,405	244,337	11.5%
Operating income	169,166	179,866	(5.9%)
Non-operating income (loss):
Interest and dividend income—net	4,326	2,172
Gain (loss) from investments—net	(30,926)	11,919
Foreign currency gain (loss)—net	4,734	644
Total non-operating income (loss)	(21,866)	14,735	*
Income before provision for income taxes	147,300	194,601	(24.3%)
Provision for income taxes	34,696	38,378
Net income	112,604	156,223	(27.9%)
Net (income) loss attributable to redeemable noncontrolling interests	25,940	(9,309)
Net income attributable to common stockholders	$138,544	$146,914	(5.7%)

Earnings per share attributable to common stockholders:
Basic	$2.84	$3.04	(6.6%)
Diluted	$2.81	$3.00	(6.3%)

Weighted average shares outstanding:
Basic	48,765	48,273
Diluted	49,287	48,976
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	September 30, 2022	June 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021
Open-end Funds
Assets under management, beginning of period	$41,583	$48,105	$43,532
Inflows	4,019	4,859	4,321
Outflows	(4,751)	(5,103)	(2,320)
Net inflows (outflows)	(732)	(244)	2,001
Market appreciation (depreciation)	(3,212)	(5,654)	336
Distributions	(293)	(624)	(276)
Total increase (decrease)	(4,237)	(6,522)	2,061
Assets under management, end of period	$37,346	$41,583	$45,593	(10.2%)	(18.1%)
Percentage of total assets under management	47.2%	47.3%	46.9%
Average assets under management	$42,322	$45,188	$45,666	(6.3%)	(7.3%)

Institutional Accounts
Assets under management, beginning of period	$34,506	$40,956	$40,156
Inflows	1,374	1,259	1,380
Outflows	(1,251)	(1,734)	(1,996)
Net inflows (outflows)	123	(475)	(616)
Market appreciation (depreciation)	(3,527)	(5,733)	102
Distributions	(235)	(242)	(295)
Total increase (decrease)	(3,639)	(6,450)	(809)
Assets under management, end of period	$30,867	$34,506	$39,347	(10.5%)	(21.6%)
Percentage of total assets under management	39.0%	39.3%	40.5%
Average assets under management	$35,396	$37,506	$40,880	(5.6%)	(13.4%)

Closed-end Funds
Assets under management, beginning of period	$11,773	$13,061	$12,537
Inflows	11	2	18
Outflows	—	—	(119)
Net inflows (outflows)	11	2	(101)
Market appreciation (depreciation)	(647)	(1,137)	31
Distributions	(152)	(153)	(147)
Total increase (decrease)	(788)	(1,288)	(217)
Assets under management, end of period	$10,985	$11,773	$12,320	(6.7%)	(10.8%)
Percentage of total assets under management	13.9%	13.4%	12.7%
Average assets under management	$12,025	$12,428	$12,633	(3.2%)	(4.8%)

Total
Assets under management, beginning of period	$87,862	$102,122	$96,225
Inflows	5,404	6,120	5,719
Outflows	(6,002)	(6,837)	(4,435)
Net inflows (outflows)	(598)	(717)	1,284
Market appreciation (depreciation)	(7,386)	(12,524)	469
Distributions	(680)	(1,019)	(718)
Total increase (decrease)	(8,664)	(14,260)	1,035
Assets under management, end of period	$79,198	$87,862	$97,260	(9.9%)	(18.6%)
Average assets under management	$89,743	$95,122	$99,179	(5.7%)	(9.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Nine Months Ended
	September 30, 2022	September 30, 2021	% Change
Open-end Funds
Assets under management, beginning of period	$50,911	$35,160
Inflows	13,764	13,968
Outflows	(14,532)	(7,716)
Net inflows (outflows)	(768)	6,252
Market appreciation (depreciation)	(11,601)	5,007
Distributions	(1,196)	(826)
Total increase (decrease)	(13,565)	10,433
Assets under management, end of period	$37,346	$45,593	(18.1%)
Percentage of total assets under management	47.2%	46.9%
Average assets under management	$45,174	$41,288	9.4%

Institutional Accounts
Assets under management, beginning of period	$42,727	$33,255
Inflows	4,693	5,541
Outflows	(5,051)	(4,198)
Net inflows (outflows)	(358)	1,343
Market appreciation (depreciation)	(10,754)	5,657
Distributions	(748)	(908)
Total increase (decrease)	(11,860)	6,092
Assets under management, end of period	$30,867	$39,347	(21.6%)
Percentage of total assets under management	39.0%	40.5%
Average assets under management	$37,823	$38,219	(1.0%)

Closed-end Funds
Assets under management, beginning of period	$12,991	$11,493
Inflows	567	186
Outflows	—	(119)
Net inflows (outflows)	567	67
Market appreciation (depreciation)	(2,121)	1,203
Distributions	(452)	(443)
Total increase (decrease)	(2,006)	827
Assets under management, end of period	$10,985	$12,320	(10.8%)
Percentage of total assets under management	13.9%	12.7%
Average assets under management	$12,333	$12,206	1.0%

Total
Assets under management, beginning of period	$106,629	$79,908
Inflows	19,024	19,695
Outflows	(19,583)	(12,033)
Net inflows (outflows)	(559)	7,662
Market appreciation (depreciation)	(24,476)	11,867
Distributions	(2,396)	(2,177)
Total increase (decrease)	(27,431)	17,352
Assets under management, end of period	$79,198	$97,260	(18.6%)
Average assets under management	$95,330	$91,713	3.9%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	September 30, 2022	June 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021
Advisory
Assets under management, beginning of period	$20,135	$23,726	$23,115
Inflows	813	769	1,080
Outflows	(1,033)	(1,177)	(1,391)
Net inflows (outflows)	(220)	(408)	(311)
Market appreciation (depreciation)	(1,941)	(3,183)	14
Total increase (decrease)	(2,161)	(3,591)	(297)
Assets under management, end of period	$17,974	$20,135	$22,818	(10.7%)	(21.2%)
Percentage of institutional assets under management	58.2%	58.4%	58.0%
Average assets under management	$20,685	$21,869	$23,666	(5.4%)	(12.6%)

Japan Subadvisory
Assets under management, beginning of period	$8,939	$10,692	$10,503
Inflows	193	249	123
Outflows	(61)	(226)	(175)
Net inflows (outflows)	132	23	(52)
Market appreciation (depreciation)	(921)	(1,534)	106
Distributions	(235)	(242)	(295)
Total increase (decrease)	(1,024)	(1,753)	(241)
Assets under management, end of period	$7,915	$8,939	$10,262	(11.5%)	(22.9%)
Percentage of institutional assets under management	25.6%	25.9%	26.1%
Average assets under management	$9,082	$9,604	$10,669	(5.4%)	(14.9%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,432	$6,538	$6,538
Inflows	368	241	177
Outflows	(157)	(331)	(430)
Net inflows (outflows)	211	(90)	(253)
Market appreciation (depreciation)	(665)	(1,016)	(18)
Total increase (decrease)	(454)	(1,106)	(271)
Assets under management, end of period	$4,978	$5,432	$6,267	(8.4%)	(20.6%)
Percentage of institutional assets under management	16.1%	15.7%	15.9%
Average assets under management	$5,629	$6,033	$6,545	(6.7%)	(14.0%)

Total Institutional Accounts
Assets under management, beginning of period	$34,506	$40,956	$40,156
Inflows	1,374	1,259	1,380
Outflows	(1,251)	(1,734)	(1,996)
Net inflows (outflows)	123	(475)	(616)
Market appreciation (depreciation)	(3,527)	(5,733)	102
Distributions	(235)	(242)	(295)
Total increase (decrease)	(3,639)	(6,450)	(809)
Assets under management, end of period	$30,867	$34,506	$39,347	(10.5%)	(21.6%)
Average assets under management	$35,396	$37,506	$40,880	(5.6%)	(13.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Nine Months Ended
	September 30, 2022	September 30, 2021	% Change
Advisory
Assets under management, beginning of period	$24,599	$17,628
Inflows	3,155	4,529
Outflows	(3,825)	(2,127)
Net inflows (outflows)	(670)	2,402
Market appreciation (depreciation)	(5,955)	2,788
Total increase (decrease)	(6,625)	5,190
Assets under management, end of period	$17,974	$22,818	(21.2%)
Percentage of institutional assets under management	58.2%	58.0%
Average assets under management	$22,127	$21,567	2.6%

Japan Subadvisory
Assets under management, beginning of period	$11,329	$9,720
Inflows	661	243
Outflows	(390)	(771)
Net inflows (outflows)	271	(528)
Market appreciation (depreciation)	(2,937)	1,978
Distributions	(748)	(908)
Total increase (decrease)	(3,414)	542
Assets under management, end of period	$7,915	$10,262	(22.9%)
Percentage of institutional assets under management	25.6%	26.1%
Average assets under management	$9,674	$10,216	(5.3%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,799	$5,907
Inflows	877	769
Outflows	(836)	(1,300)
Net inflows (outflows)	41	(531)
Market appreciation (depreciation)	(1,862)	891
Total increase (decrease)	(1,821)	360
Assets under management, end of period	$4,978	$6,267	(20.6%)
Percentage of institutional assets under management	16.1%	15.9%
Average assets under management	$6,022	$6,436	(6.4%)

Total Institutional Accounts
Assets under management, beginning of period	$42,727	$33,255
Inflows	4,693	5,541
Outflows	(5,051)	(4,198)
Net inflows (outflows)	(358)	1,343
Market appreciation (depreciation)	(10,754)	5,657
Distributions	(748)	(908)
Total increase (decrease)	(11,860)	6,092
Assets under management, end of period	$30,867	$39,347	(21.6%)
Average assets under management	$37,823	$38,219	(1.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2022	June 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021
U.S. Real Estate
Assets under management, beginning of period	$40,178	$47,268	$41,865
Inflows	2,143	2,582	2,737
Outflows	(3,082)	(2,433)	(1,586)
Net inflows (outflows)	(939)	149	1,151
Market appreciation (depreciation)	(4,129)	(6,542)	489
Distributions	(414)	(697)	(420)
Transfers	—	—	(40)
Total increase (decrease)	(5,482)	(7,090)	1,180
Assets under management, end of period	$34,696	$40,178	$43,045	(13.6%)	(19.4%)
Percentage of total assets under management	43.8%	45.7%	44.3%
Average assets under management	$40,910	$43,917	$44,085	(6.8%)	(7.2%)

Preferred Securities
Assets under management, beginning of period	$21,449	$24,466	$25,498
Inflows	1,899	1,711	2,056
Outflows	(2,225)	(2,757)	(855)
Net inflows (outflows)	(326)	(1,046)	1,201
Market appreciation (depreciation)	(404)	(1,769)	202
Distributions	(200)	(202)	(226)
Transfers	—	—	40
Total increase (decrease)	(930)	(3,017)	1,217
Assets under management, end of period	$20,519	$21,449	$26,715	(4.3%)	(23.2%)
Percentage of total assets under management	25.9%	24.4%	27.5%
Average assets under management	$21,936	$22,915	$26,123	(4.3%)	(16.0%)

Global/International Real Estate
Assets under management, beginning of period	$15,709	$19,362	$18,220
Inflows	527	861	511
Outflows	(396)	(1,164)	(518)
Net inflows (outflows)	131	(303)	(7)
Market appreciation (depreciation)	(1,956)	(3,303)	(215)
Distributions	(13)	(47)	(20)
Total increase (decrease)	(1,838)	(3,653)	(242)
Assets under management, end of period	$13,871	$15,709	$17,978	(11.7%)	(22.8%)
Percentage of total assets under management	17.5%	17.9%	18.5%
Average assets under management	$15,938	$17,524	$18,760	(9.1%)	(15.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	September 30, 2022	June 30, 2022	September 30, 2021	June 30, 2022	September 30, 2021
Global Listed Infrastructure
Assets under management, beginning of period	$8,574	$9,197	$8,246
Inflows	394	461	354
Outflows	(151)	(353)	(396)
Net inflows (outflows)	243	108	(42)
Market appreciation (depreciation)	(742)	(673)	(21)
Distributions	(45)	(58)	(45)
Total increase (decrease)	(544)	(623)	(108)
Assets under management, end of period	$8,030	$8,574	$8,138	(6.3%)	(1.3%)
Percentage of total assets under management	10.1%	9.8%	8.4%
Average assets under management	$8,859	$8,853	$8,203	0.1%	8.0%

Other
Assets under management, beginning of period	$1,952	$1,829	$2,396
Inflows	441	505	61
Outflows	(148)	(130)	(1,080)
Net inflows (outflows)	293	375	(1,019)
Market appreciation (depreciation)	(155)	(237)	14
Distributions	(8)	(15)	(7)
Total increase (decrease)	130	123	(1,012)
Assets under management, end of period	$2,082	$1,952	$1,384	6.7%	50.4%
Percentage of total assets under management	2.6%	2.2%	1.4%
Average assets under management	$2,100	$1,913	$2,008	9.8%	4.6%

Total
Assets under management, beginning of period	$87,862	$102,122	$96,225
Inflows	5,404	6,120	5,719
Outflows	(6,002)	(6,837)	(4,435)
Net inflows (outflows)	(598)	(717)	1,284
Market appreciation (depreciation)	(7,386)	(12,524)	469
Distributions	(680)	(1,019)	(718)
Total increase (decrease)	(8,664)	(14,260)	1,035
Assets under management, end of period	$79,198	$87,862	$97,260	(9.9%)	(18.6%)
Average assets under management	$89,743	$95,122	$99,179	(5.7%)	(9.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Nine Months Ended
	September 30, 2022	September 30, 2021	% Change
U.S. Real Estate
Assets under management, beginning of period	$49,915	$32,827
Inflows	8,018	8,455
Outflows	(8,251)	(4,700)
Net inflows (outflows)	(233)	3,755
Market appreciation (depreciation)	(13,463)	7,745
Distributions	(1,523)	(1,242)
Transfers	—	(40)
Total increase (decrease)	(15,219)	10,218
Assets under management, end of period	$34,696	$43,045	(19.4%)
Percentage of total assets under management	43.8%	44.3%
Average assets under management	$43,742	$39,659	10.3%

Preferred Securities
Assets under management, beginning of period	$26,987	$23,185
Inflows	5,574	6,716
Outflows	(7,854)	(3,532)
Net inflows (outflows)	(2,280)	3,184
Market appreciation (depreciation)	(3,573)	954
Distributions	(615)	(648)
Transfers	—	40
Total increase (decrease)	(6,468)	3,530
Assets under management, end of period	$20,519	$26,715	(23.2%)
Percentage of total assets under management	25.9%	27.5%
Average assets under management	$23,494	$24,743	(5.0%)

Global/International Real Estate
Assets under management, beginning of period	$19,380	$15,214
Inflows	2,944	2,701
Outflows	(2,340)	(1,975)
Net inflows (outflows)	604	726
Market appreciation (depreciation)	(6,034)	2,158
Distributions	(79)	(120)
Total increase (decrease)	(5,509)	2,764
Assets under management, end of period	$13,871	$17,978	(22.8%)
Percentage of total assets under management	17.5%	18.5%
Average assets under management	$17,432	$17,362	0.4%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Nine Months Ended
	September 30, 2022	September 30, 2021	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,763	$6,729
Inflows	1,319	1,513
Outflows	(803)	(611)
Net inflows (outflows)	516	902
Market appreciation (depreciation)	(1,101)	649
Distributions	(148)	(142)
Total increase (decrease)	(733)	1,409
Assets under management, end of period	$8,030	$8,138	(1.3%)
Percentage of total assets under management	10.1%	8.4%
Average assets under management	$8,774	$7,798	12.5%

Other
Assets under management, beginning of period	$1,584	$1,953
Inflows	1,169	310
Outflows	(335)	(1,215)
Net inflows (outflows)	834	(905)
Market appreciation (depreciation)	(305)	361
Distributions	(31)	(25)
Total increase (decrease)	498	(569)
Assets under management, end of period	$2,082	$1,384	50.4%
Percentage of total assets under management	2.6%	1.4%
Average assets under management	$1,888	$2,151	(12.2%)

Total
Assets under management, beginning of period	$106,629	$79,908
Inflows	19,024	19,695
Outflows	(19,583)	(12,033)
Net inflows (outflows)	(559)	7,662
Market appreciation (depreciation)	(24,476)	11,867
Distributions	(2,396)	(2,177)
Total increase (decrease)	(27,431)	17,352
Assets under management, end of period	$79,198	$97,260	(18.6%)
Average assets under management	$95,330	$91,713	3.9%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	September 30, 2022	June 30, 2022	September 30, 2021
Net income attributable to common stockholders, U.S. GAAP	$44,570	$51,956	$51,483
Seed investments (1)	1,635	2,170	(168)
Accelerated vesting of restricted stock units	2,556	2,490	1,888
Foreign currency exchange (gains) losses—net (2)	(3,931)	(3,542)	(908)
Tax adjustments (3)	337	(5,872)	(158)
Net income attributable to common stockholders, as adjusted	$45,167	$47,202	$52,137

Diluted weighted average shares outstanding	49,317	49,208	49,262
Diluted earnings per share, U.S. GAAP	$0.90	$1.06	$1.05
Seed investments	0.04	0.04	—	*
Accelerated vesting of restricted stock units	0.05	0.05	0.04
Foreign currency exchange (gains) losses—net	(0.08)	(0.07)	(0.02)
Tax adjustments	0.01	(0.12)	(0.01)
Diluted earnings per share, as adjusted	$0.92	$0.96	$1.06
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(3)Tax adjustments are summarized in the following table:

	Three Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021
Exclusion of tax effects associated with items noted above	$301	$15	$(815)
Exclusion of discrete tax items	36	(5,887)	657
Total tax adjustments	$337	$(5,872)	$(158)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income (Loss) and Operating Margin

	Three Months Ended
(in thousands, except percentages)	September 30, 2022	June 30, 2022	September 30, 2021
Revenue, U.S. GAAP	$139,951	$147,431	$154,187
Seed investments (1)	215	292	104
Revenue, as adjusted	$140,166	$147,723	$154,291

Expenses, U.S. GAAP	$82,770	$86,437	$85,956
Seed investments (1)	(104)	(218)	(143)
Accelerated vesting of restricted stock units	(2,556)	(2,490)	(1,888)
Expenses, as adjusted	$80,110	$83,729	$83,925

Operating income, U.S. GAAP	$57,181	$60,994	$68,231
Seed investments (1)	319	510	247
Accelerated vesting of restricted stock units	2,556	2,490	1,888
Operating income, as adjusted	$60,056	$63,994	$70,366

Operating margin, U.S. GAAP	40.9%	41.4%	44.3%
Operating margin, as adjusted	42.8%	43.3%	45.6%
__________________________ (1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

	Three Months Ended
(in thousands)	September 30, 2022	June 30, 2022	September 30, 2021
Non-operating income (loss), U.S. GAAP	$(1,974)	$(25,002)	$1,246
Seed investments (1)	6,272	27,467	(319)
Foreign currency exchange (gains) losses—net (2)	(3,931)	(3,542)	(908)
Non-operating income (loss), as adjusted	$367	$(1,077)	$19
_________________________
(1)Represents amounts related to the deconsolidation of seed investments in consolidated investment vehicles as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.